                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 21, 1997 included in ILEX Oncology, Inc.'s Registration Statement on Form S-1, as amended, (No.333-17769) and to all references to our firm included in this Registration Statement.


                                                  /s/ Arthur Andersen LLP

San Antonio, Texas
April 16, 1997